                                                         CASH FLOWS  PAGE 1 OF 2

CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: NOVEMBER 1, 2002 THROUGH NOVEMBER 30, 2002
ACCRUAL PERIOD: NOV 15, 2002 THROUGH DEC 14, 2002
DISTRIBUTION DATE: DEC 16, 2002



                                                 TRUST               SERIES           SERIES          SERIES           SERIES
                                                 TOTALS              1996-1           1998-1          1999-2           2000-A
                                             -----------------  --------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                46,594,987.18 *      3,681,057.46    3,681,057.46    4,417,268.96     5,521,586.20
Principal Collections from Seller                        0.00 *              0.00            0.00            0.00             0.00
Investment Income on Accounts                      663,401.49           49,204.53       49,380.89       60,084.77        76,467.31
Balances in Principal Funding Accounts                   0.00                0.00            0.00            0.00             0.00
Balances in Reserve Fund Accounts               15,228,500.00        1,750,000.00    1,750,000.00    2,100,000.00     2,625,000.00
Balances in Excess Funding Accounts                      0.00                0.00            0.00            0.00             0.00
Balance in Yield Supplement Accounts            17,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00     3,000,000.00
Other Adjustments                                        0.00                0.00            0.00            0.00             0.00
                                             -----------------  --------------------------------------------------------------------
                   TOTAL AVAILABLE              79,890,888.67        7,480,261.99    7,480,438.35    8,977,353.73    11,223,053.51
                                             =================  ====================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
   Note/Certificateholders                       8,907,044.76          652,829.86      629,149.31      780,812.50       956,640.63
Principal Due to Note/Certificateholders                 0.00                0.00            0.00            0.00             0.00
Principal to Funding Account                             0.00                0.00            0.00            0.00             0.00
Move Funds to the Reserve Fund Accounts         15,228,500.00        1,750,000.00    1,750,000.00    2,100,000.00     2,625,000.00
Move Funds to the Excess Funding Accounts                0.00                0.00            0.00            0.00             0.00
Move Funds to the Yield Supplement Accounts     17,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00     3,000,000.00
Yield Supplement & Reserve Account to Seller             0.00 *              0.00            0.00            0.00             0.00
Service Fees to Seller                           6,373,086.08 *        416,666.67      416,666.67      500,000.00       625,000.00
Defaulted Amounts to Seller                              0.00 *              0.00            0.00            0.00             0.00
Excess Collections to Seller                    31,978,257.83 *      2,660,765.46    2,684,622.37    3,196,541.23     4,016,412.88
Excess Funding Account Balance to Seller                 0.00 *              0.00            0.00            0.00             0.00
                                             -----------------  --------------------------------------------------------------------
                 TOTAL DISBURSEMENTS            79,890,888.67        7,480,261.99    7,480,438.35    8,977,353.73    11,223,053.51
                                             =================  ====================================================================
                        Proof                            0.00                0.00            0.00            0.00             0.00
                                             =================  ====================================================================



                                                 SERIES          SERIES          SERIES         DCMOT            DCMOT
                                                 2000-B          2000-C          2001-A         2002-A          2002-B       OTHER
                                              -------------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller               3,688,419.58    3,681,057.46    7,362,114.93   9,708,283.42    4,854,141.71    0.00
Principal Collections from Seller                      0.00            0.00            0.00           0.00            0.00
Investment Income on Accounts                     49,339.21       49,393.39      103,551.59     188,835.70       37,144.11
Balances in Principal Funding Accounts                 0.00            0.00            0.00           0.00            0.00
Balances in Reserve Fund Accounts              1,753,500.00    1,750,000.00    3,500,000.00           0.00            0.00
Balances in Excess Funding Accounts                    0.00            0.00            0.00           0.00            0.00
Balance in Yield Supplement Accounts           2,004,000.00    2,000,000.00    4,000,000.00           0.00            0.00
Other Adjustments                                      0.00            0.00            0.00           0.00            0.00    0.00
                                              -------------------------------------------------------------------------------------
                   TOTAL AVAILABLE             7,495,258.79    7,480,450.85   14,965,666.52   9,897,119.12    4,891,285.82    0.00
                                              =====================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
   Note/Certificateholders                       630,407.60      624,843.75    1,245,381.94   2,482,152.78      904,826.39
Principal Due to Note/Certificateholders               0.00            0.00            0.00           0.00            0.00
Principal to Funding Account                           0.00            0.00            0.00           0.00            0.00
Move Funds to the Reserve Fund Accounts        1,753,500.00    1,750,000.00    3,500,000.00           0.00            0.00
Move Funds to the Excess Funding Accounts              0.00            0.00            0.00           0.00            0.00
Move Funds to the Yield Supplement Accounts    2,004,000.00    2,000,000.00    4,000,000.00           0.00            0.00
Yield Supplement & Reserve Account to Seller           0.00            0.00            0.00           0.00            0.00
Service Fees to Seller                           417,500.00      416,666.67      833,333.33   1,831,501.83      915,750.92
Defaulted Amounts to Seller                            0.00            0.00            0.00           0.00            0.00
Excess Collections to Seller                   2,689,851.19    2,688,940.43    5,386,951.25   5,583,464.51    3,070,708.51    0.00
Excess Funding Account Balance to Seller               0.00            0.00            0.00           0.00            0.00
                                              -------------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS           7,495,258.79    7,480,450.85   14,965,666.52   9,897,119.12    4,891,285.82    0.00
                                              =====================================================================================
                        Proof                          0.00            0.00            0.00           0.00            0.00    0.00
                                              =====================================================================================



-----------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :
                                (3,756,356.73)
-----------------------------------------------

                        TO: JOHN BOBKO/ROBERT GRUENFEL    FROM: PAUL GEKIERE
                            The Bank of New York                DaimlerChrysler
                            (212) 815-4389/8325                 (248) 512-2758


                                                          Cash Flows Page 2 of 2


--------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
  1. Receive funds from:

          Chrysler                                           $0.00
          Investment Income                             663,401.49
          Collection Account                         12,000,000.00 *
          Reserve & Yield Accounts                            0.00
          Balance in Excess Funding Account                   0.00
                                                    $12,663,401.49
  2. Distribute funds to:
          Series Note/Certificate Holders            $8,907,044.76
          Chrysler                                    3,756,356.73

          Trust Deposit Accounts                              0.00

                                                    $12,663,401.49

  3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

--------------------------------------------------------------------------------